Subsequent Events	12 Months Ended
Dec. 31, 2024
Texts Block [Abstract]
Subsequent Events
26	Subsequent Events
In January 2025, the Board of Directors approved a fourth Stock Option Plan, which aims to grant up to 2,569,000 options, each entitling the beneficiary to purchase one Class A common share. Such options have a weighted average exercise price per share in the amount of US$10.70; provided that, unless otherwise provided for in an option agreement, this exercise price will be reduced by the amount per share distributed to our shareholders from the date of the grant of the option, whether as dividends, interest on capital, redemption, capital reduction or others. Options will become eligible to be exercised in January 2028.